EXHIBIT 6(a)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated May 19, 1998 in this Amendment No. 1 to the Registration Statement (Form S-6 No. 333-52683) and related Prospectus of Delaware Investments Tax-Exempt Trust, Series 15 dated May 19, 1998.



                                      ERNST & YOUNG LLP


Philadelphia, Pennsylvania
May 19, 1998